Exhibit 10.3

HHSO100201500028C P00015 Page 3 of 4

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT BOTH (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED

The purpose of this modification is to add and fund CLINS 0011, 0012, & 0013.

ARTICLE B.3. OPTION PRICES is hereby modified as follows:

CLIN	Period of Performance	Supplies/ Services	Units (# of Product)	Unit Price ($)	Total ($)
FIRM FIXED PRICE
0003 (Option)	36 Months	Phase IV post marketing commitments /Requirements (This is an option that may or may not be exercised during the base period as determined by the need and as established by the FDA)	N/A	N/A	$[******] (Not Funded)
0009	09/29/2015 – 09/28/2022	FY 2016/FY2017 Final Rate True Up	N/A	N/A	$[******] (Funded)
0010	09/29/2015 – 09/28/2022	FY 2017/FY2018 Final Rate True Up	N/A	N/A	$[******] (Funded)
0011	02/16/2024 – 09/28/2025	VMI Maintenance Tasks	N/A	N/A	$[******] (Funded)
0012	02/16/2024 – 09/28/2025	VMI Procurement	1000	$4,500	$[******] (Funded)
0013	02/16/2024 – 09/28/2025	Additional VMI Ramp	1103	$6,500	$[******] (Funded)
COST REIMBURSEMENT
0004 (Option Exercised)	09/18/2017 – 09/28/2025	Pediatric Study (This is an option that may or may not be exercised during the base period for expansion of the label indication with guidance from the FDA)	$[******]	$[******]	$[******] (Funded)
FIRM FIXED PRICE
0005 (Option)	36 Months	Additional Surge Capacity	[******]	$[******]	$[******] (Ceiling – Not Funded)
0006 (Option)	36 Months	Additional Surge Capacity	[******]	$[******]	$[******] (Ceiling – Not Funded)
0007 (Option)	36 Months	Additional Surge Capacity	[******]	$[******]	$[******] (Ceiling – Not Funded)
0008 (Option)	36 Months	Additional Surge Capacity	[******]	$[******]	$[******] (Ceiling – Not Funded)

Exhibit 10.3

HHSO100201500028C P00015 Page 4 of 4

Total Unfunded Option CLINs 3, 5-8	60 Months	See Above Descriptions	$[******] (Not Funded)
Total Funded Option CLINs 4, 9-13	See Above	See Above Descriptions	$[******] (Funded)

ARTICLE B.5. ADVANCE UNDERSTANDINGS Paragraph l.8 is deleted and replaced in its entirety:

l.
Additional Understandings
8.
It shall be noted that effective as of Modification P00015, there will be no other reporting requirements within this contract beyond what is described in the SoW.

SECTION J - LIST OF ATTACHMENTS

The following documents are attached and incorporated in this contract:

1.
Statement of Work, dated Feb 13, 2024, 4 pages

End of Modification #15